UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSR/A

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08573

Name of Fund: BlackRock MuniHoldings California Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock MuniHoldings California Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/06

Date of reporting period: 07/01/05 - 06/30/06

Item 1 - Report to Stockholders

Annual Report (As Restated)
June 30, 2006

MuniHoldings California
Insured Fund, Inc.

MuniHoldings California Insured Fund, Inc.

--------------------------------------------------------------------------------
The financial statements and financial highlights in this report have been restated as described in Note 6 to the financial statements. Other information in this report affected by the restatement has been revised.
--------------------------------------------------------------------------------

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close at the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.

Portfolio Information as of June 30, 2006 (As Restated. See Note 6)

                                                                      Percent of
                                                                        Total
Quality Ratings by S&P/Moody's                                       Investments
--------------------------------------------------------------------------------
AAA/Aaa ............................................................    94.2%
AA/Aa ..............................................................     0.5
A/A ................................................................     4.3
Other* .............................................................     1.0
--------------------------------------------------------------------------------

* Includes portfolio holdings in short-term investments and variable rate demand notes.


2       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006

A Letter From the President

Dear Shareholder

By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected by the end of third quarter 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs -- each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

* $1.047 trillion in assets under management as of June 30, 2006. Data, including assets under management, are as of June 30, 2006.


  MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006       3

A Discussion With Your Fund's Portfolio Manager

      We began to increase the portfolio's duration toward a more neutral position as some value was restored in the long end of the municipal yield curve.

Describe the recent market environment relative to municipal bonds.

Long-term bond yields rose sharply during the 12-month period, with much of the increase occurring in the final three months. Bond prices, which move opposite of yields, declined. In all, 30-year U.S. Treasury bond yields rose 100 basis points (1%) to end the period at 5.19%, while 10-year U.S. Treasury note yields rose 121 basis points to 5.15%, the highest level since May 2002. For its part, the Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the period, bringing the federal funds rate to 5.25%.

While municipal bond yields also rose in recent months, the market's strong technical position provided significant price support and allowed municipal bond prices to decline much less than taxable bond prices. As measured by Municipal Market Data, yields on AAA-rated issues maturing in 30 years rose 37 basis points to 4.63% and yields on AAA-rated issues maturing in 10 years rose 69 basis points to 4.14%.

The municipal market has been supported by increased retail investor demand and declining supply. Year-to-date, over $179 billion in new long-term tax-exempt bonds was underwritten, a decline of 14% compared to the first half of 2005 and the lowest initial semi-annual volume in the past four years. The decline has largely been the result of a 52% drop in refunding activity so far this year. Rising bond yields have made the refinancing of existing higher-couponed debt less attractive, as the potential savings have rapidly diminished. In addition, the improved fiscal conditions of many state and local governments have resulted in lower borrowing trends, as many new municipal capital projects have been financed from existing budget surpluses. At the same time, municipal bond fund flows have remained positive. As reported by the Investment Company Institute, open-end tax-exempt bond funds received net new cash inflows of over $6.2 billion in the first five months of 2006, compared to $1.4 billion during the same period in 2005.

Describe conditions in the State of California.

Bolstered by an estimated $7.5 billion of "unanticipated" tax revenues, in May the governor presented a revised 2006 - 2007 budget that totaled $131.1 billion and increased spending by approximately 8.4% over the prior year. The extra funds provided an opportunity to increase funding for K-12 schools, fund the early retirement of economic recovery bonds, increase reserve levels and fund several one-time projects. Although the overall budget remains unbalanced by approximately $3.5 billion, this figure is significantly smaller than the $12.5 billion imbalance the state confronted several years ago. Despite retaining the structural imbalance, the improved revenue performance provided a catalyst for Moody's and Standard & Poor's to increase the ratings on the state's long-term general obligation debt from A2 to A1 and A to A+, respectively. Both rating agencies highlight the structural deficit as the factor in limiting further rating improvements to the AA category. It should be noted that the governor and legislature have reached an agreement on a capital improvement plan that will call for the placement of general obligation bond measures totaling $37 billion on the November ballot.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended June 30, 2006, the Common Stock of MuniHoldings California Insured Fund, Inc. had net annualized yields of 6.23% and 6.46%, based on a year-end per share net asset value of $14.44 and a per share market price of $13.94, respectively, and $.900 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was -.29%, based on a change in per share net asset value from $15.40 to $14.44, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, lagged that of its comparable Lipper category of California Insured Municipal Debt Funds, which had an average return of +.41% for the 12-month period. (Funds in this Lipper category invest primarily in securities that are exempt from taxation in California, and are insured as to timely payment). The Fund's underperformance is partly attributable to its relatively short duration stance (a measure of interest rate sensitivity). In addition, the tax-exempt market witnessed dramatic credit spread tightening over the past year, which benefited funds that invest in lower-quality issues. Being that the Fund is overweighted in AAA-rated insured credits, our total return lagged that of the more aggressive funds in the Lipper group. Still, with a coupon structure that is above the industry average, the Fund has provided shareholders with a generous tax-exempt income stream. The Fund's current yield


4       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006
distribution leads the Lipper category of closed-end insured California tax-exempt funds.

For the six-month period ended June 30, 2006, the total investment return on the Fund's Common Stock was -.88%, based on a change in per share net asset value from $15.01 to $14.44, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

During the 12-month period, we focused on the dual objective of muting net asset value volatility and delivering the highest possible level of tax-exempt income given the Fund's credit parameters. For much of the period, we sought price stability by employing a lower duration stance relative to our Lipper peers. We felt this would cushion the Fund's net asset value from the negative price impact associated with rising interest rates. Toward period-end, however, as 10-year Treasury yields and the federal funds rate approached 5.25%, we began making purchases of longer-dated bonds to extend duration toward a more neutral posture. These purchases were possible because of sufficient new issuance in the California municipal market, as well as secondary market selling by insurance companies and trading accounts.

For the six months ended June 30, 2006, the Fund's Auction Market Preferred Stock had average yields as follows: Series A, 2.87%; Series B, 3.03%; Series C, 2.96%; Series D, 2.94%; and Series E, 2.92%. The Fed raised the short-term interest rate target 200 basis points during the 12-month reporting period, and this continued to affect the Fund's borrowing costs. We would expect additional increases in the cost of funds to be more limited as the Fed nears a pause in its monetary tightening campaign. Despite the rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 6 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

The Fund remains in a slightly defensive posture with respect to interest rate risk, although we did move closer to neutral during the period. We expect to continue increasing duration, as rates have risen over the course of the fiscal year and restored some of the value in longer-dated maturities. This also presents an opportunity to recommit some of the Fund's cash equivalent reserves, which currently represent 3.5% of net assets. The cash position resulted as bonds were called by their issuers prior to maturity, primarily in the last three months of the period.

We have maintained the Fund's high credit quality. Credit spreads have reached historically tight levels, meaning there is less excess yield to be gained from investing in lower-quality securities, giving us little incentive to take on the additional risk. Until sufficient value is restored to lower-rated bonds, we will continue to underutilize the Fund's allowable uninsured basket. With the Fund's borrowing costs rising along with the federal funds rate, we plan to maintain our fully invested position to generate the maximum amount of income accrual for our shareholders.

Walter C. O'Connor, CFA
Vice President and Portfolio Manager

July 11, 2006


  MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006       5

The Benefits and Risks of Leveraging

MuniHoldings California Insured Fund, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As of June 30, 2006, the Fund's leverage amount, due to Auction Market Preferred Stock, was 39.86% of total net assets, before the deduction of Preferred Stock.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


6       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006

Schedule of Investments as of June 30, 2006 (As Restated. See Note 6)
                                                                  (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
================================================================================
California -- 140.5%
--------------------------------------------------------------------------------
   $ 1,000    ABAG Finance Authority for Nonprofit Corporations,
              California, COP (Children's Hospital Medical Center),
              6% due 12/01/2029 (a)                                      $ 1,069
--------------------------------------------------------------------------------
     3,345    ABC California Unified School District, GO, Series A,
              5.625% due 8/01/2020 (f)(j)                                  3,473
--------------------------------------------------------------------------------
     4,000    Acalanes, California, Unified High School District, GO,
              5.80% due 8/01/2007 (f)(i)                                   4,127
--------------------------------------------------------------------------------
              Alameda County, California, COP (b):
    11,960        (Financing Project), 6% due 9/01/2006 (i)               12,240
     1,868        RIB, Series 410, 7.754% due 9/01/2021 (g)                1,955
--------------------------------------------------------------------------------
     7,360    Alhambra, California, Unified School District, GO
              (Election of 2004), Series A, 5% due 8/01/2029 (c)           7,538
--------------------------------------------------------------------------------
     4,535    Bakersfield, California, COP, Refunding (Convention
              Center Expansion Project), 5.875%
              due 4/01/2007 (b)(i)                                         4,651
--------------------------------------------------------------------------------
     3,500    Bay Area Toll Authority, California, Toll Bridge Revenue
              Refunding Bonds (San Francisco Bay Area), Series F,
              5% due 4/01/2031                                             3,573
--------------------------------------------------------------------------------
     3,885    Berkeley, California, GO, Series C, 5.375%
              due 9/01/2029 (c)                                            4,006
--------------------------------------------------------------------------------
              Berkeley, California, Unified School District, GO,
              Series I (f)(i):
     2,000        5.75% due 8/01/2008                                      2,098
     4,520        5.875% due 8/01/2008                                     4,751
--------------------------------------------------------------------------------
     7,120    Burbank, California, Unified School District, Capital
              Appreciation, GO (Election of 1997), Series C, 4.84%
              due 7/01/2027 (c)(e)                                         2,488
--------------------------------------------------------------------------------
     2,925    Cajon Valley, California, Union School District, GO,
              Series B, 5.50% due 8/01/2027 (b)                            3,108
--------------------------------------------------------------------------------
     2,180    California Community College Financing Authority,
              Lease Revenue Bonds (Grossmont-Palomar-Shasta),
              Series A, 5.625% due 4/01/2026 (b)                           2,322
--------------------------------------------------------------------------------
              California Educational Facilities Authority Revenue
              Refunding Bonds (Occidental College) (b)(i):
     5,815        5.625% due 10/01/2007                                    6,061
     5,000        5.70% due 10/01/2007                                     5,216
--------------------------------------------------------------------------------
              California HFA, Home Mortgage Revenue Bonds:
     2,680        AMT, Series E, 5% due 2/01/2024 (c)                      2,700
     4,800        VRDN, AMT, Series N, 3.99% due 8/01/2021 (f)(h)          4,800
     2,500        VRDN, Series F, 3.99% due 2/01/2033 (a)(h)               2,500
--------------------------------------------------------------------------------
              California HFA, S/F Mortgage Revenue Bonds, AMT,
              Class II (b):
       265        Series A-1, 6% due 8/01/2020                               271
     1,160        Series C-2, 5.625% due 8/01/2020 (d)                     1,187
--------------------------------------------------------------------------------
              California Health Facilities Financing Authority Revenue
              Bonds (Kaiser Permanente), Series A:
     9,250        5.50% due 6/01/2022 (f)(j)                               9,687
     4,870        5% due 4/01/2037                                         4,864
--------------------------------------------------------------------------------
              California Health Facilities Financing Authority Revenue
              Refunding Bonds:
       510        (Catholic Healthcare West), Series A, 5.75%
                  due 7/01/2015 (a)                                          516
     1,840        (Catholic Healthcare West), Series A, 6%
                  due 7/01/2025 (b)                                        1,913
     4,500        (Children's Hospital), 5.375% due 7/01/2020 (b)          4,595
--------------------------------------------------------------------------------
     1,900    California Infrastructure and Economic Development
              Bank Revenue Bonds (Los Angeles County Department
              of Public Social Services), 5.75% due 9/01/2023 (a)          2,080
--------------------------------------------------------------------------------
              California State, GO:
     2,000        5.50% due 6/01/2025 (c)                                  2,089
     7,500        5.25% due 4/01/2027                                      7,790
--------------------------------------------------------------------------------
              California State, GO, Refunding:
     6,000        5.25% due 2/01/2026 (b)                                  6,250
     1,075        5.75% due 12/01/2029                                     1,139
     4,130        Veterans, AMT, Series B, 5.45% due 12/01/2017 (b)        4,144
--------------------------------------------------------------------------------
    20,000    California State Public Works Board, Lease Revenue
              Bonds (Various University of California Projects),
              Series C, 5.125% due 9/01/2022 (a)                          20,585
--------------------------------------------------------------------------------
              California State Public Works Board, Lease Revenue
              Refunding Bonds:
     5,025        (California State University), Series A, 5.50%
                  due 10/01/2014 (b)                                       5,144
     8,750        (Department of Corrections), Series B, 5.625%
                  due 11/01/2019 (b)                                       8,973
     2,625        (Various Community College Projects), Series B,
                  5.625% due 3/01/2019 (a)                                 2,681
--------------------------------------------------------------------------------
     5,000    California State University, Systemwide Revenue
              Refunding Bonds, Series A, 5% due 11/01/2029 (f)             5,100
--------------------------------------------------------------------------------
     7,050    California State, Various Purpose, GO, 5.50%
              due 11/01/2033                                               7,484
--------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings California Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
GO       General Obligation Bonds
HFA      Housing Finance Agency
M/F      Multi-Family
RIB      Residual Interest Bonds
ROLS     Reset Option Long Securities
S/F      Single-Family
VRDN     Variable Rate Demand Notes


  MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006       7

Schedule of Investments (continued)                               (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
================================================================================
California (continued)
--------------------------------------------------------------------------------
   $ 8,965    California State, Various Purpose, GO, Refunding, 5%
              due 3/01/2027                                              $ 9,123
--------------------------------------------------------------------------------
     4,915    California Statewide Communities Development
              Authority, Health Facility Revenue Bonds (Memorial
              Health Services), Series A, 6% due 10/01/2023                5,296
--------------------------------------------------------------------------------
     1,090    California Statewide Communities Development
              Authority Revenue Bonds (Los Angeles Orthopedic
              Hospital Foundation), 5.50% due 6/01/2019 (a)                1,115
--------------------------------------------------------------------------------
              Capistrano, California, Unified Public Financing
              Authority, Special Tax Revenue Refunding Bonds, First
              Lien, Series A (a):
    16,770        5.70% due 9/01/2016                                     17,157
    10,640        5.70% due 9/01/2020                                     10,886
--------------------------------------------------------------------------------
     8,705    Castaic Lake, California, Water Agency Revenue Bonds,
              COP (Water System Improvement Project), 5.50%
              due 8/01/2023 (a)                                            9,134
--------------------------------------------------------------------------------
     2,500    Colton, California, Joint Unified School District, GO,
              Series A, 5.375% due 8/01/2026 (c)                           2,649
--------------------------------------------------------------------------------
     7,800    Contra Costa, California, Community College District,
              GO (Election of 2002), 5% due 8/01/2028 (b)                  7,971
--------------------------------------------------------------------------------
              Contra Costa County, California, COP, Refunding:
     4,570        (Capital Projects Program), 5.25%
                  due 2/01/2021 (a)                                        4,689
     2,000        (Merrithew Memorial Hospital Project), 5.50%
                  due 11/01/2022 (b)                                       2,076
--------------------------------------------------------------------------------
     5,910    Corona, California, Department of Water and Power,
              COP, 5% due 9/01/2029 (b)                                    6,018
--------------------------------------------------------------------------------
     4,250    Coronado, California, Community Development Agency,
              Tax Allocation Bonds (Coronado Community
              Development Project), 5% due 9/01/2030 (a)                   4,315
--------------------------------------------------------------------------------
     2,395    Covina-Valley, California, Unified School District, GO,
              Refunding, Series A, 5.50% due 8/01/2026 (f)                 2,558
--------------------------------------------------------------------------------
     3,750    Culver City, California, Redevelopment Finance
              Authority Revenue Refunding Bonds, Tax Allocation,
              Series A, 5.60% due 11/01/2025 (f)                           3,983
--------------------------------------------------------------------------------
     1,870    Davis, California, Joint Unified School District,
              Community Facilities District, Special Tax Refunding
              Bonds, Number 1, 5.50% due 8/15/2021 (b)                     1,892
--------------------------------------------------------------------------------
     1,000    Delano, California, Union Elementary School District,
              GO (Election of 2000), Series F, 5% due 2/01/2033 (f)        1,022
--------------------------------------------------------------------------------
              East Side Union High School District, California, Santa
              Clara County, Capital Appreciation, GO (Election of
              2002), Series E (e)(k):
     5,205        5.03% due 8/01/2024                                      2,046
    11,000        5.125% due 8/01/2028                                     3,479
--------------------------------------------------------------------------------
              Escondido, California, COP, Refunding:
     1,000        Series A, 5.75% due 9/01/2024 (c)                        1,073
     5,000        (Wastewater Project), 5.70% due 9/01/2006 (a)(i)         5,115
--------------------------------------------------------------------------------
     5,000    Foothill-De Anza, California, Community College
              District, GO, Refunding, 5% due 8/01/2030 (c)                5,081
--------------------------------------------------------------------------------
     4,455    Fresno, California, Airport Revenue Bonds, AMT,
              Series B, 5.50% due 7/01/2020 (f)                            4,668
--------------------------------------------------------------------------------
     5,200    Fullerton, California, Joint Union High School District,
              GO (Election of 2002), Series B, 5% due 8/01/2029 (c)        5,326
--------------------------------------------------------------------------------
     4,040    Garden Grove, California, COP (Financing Project),
              Series A, 5.50% due 3/01/2026 (a)                            4,302
--------------------------------------------------------------------------------
     5,200    Glendale, California, Unified School District, GO,
              Series B, 5.125% due 9/01/2023 (f)                           5,350
--------------------------------------------------------------------------------
     4,565    Hemet, California, Unified School District, GO, Series A,
              5.375% due 8/01/2026 (b)                                     4,796
--------------------------------------------------------------------------------
     9,205    Industry, California, Urban Development Agency, Tax
              Allocation Refunding Bonds (Civic-Recreational-
              Industrial Redevelopment Project Number 1), 5.50%
              due 5/01/2020 (b)                                            9,465
--------------------------------------------------------------------------------
     1,700    Inglewood, California, Unified School District, GO,
              Series A, 5.60% due 10/01/2024 (c)                           1,798
--------------------------------------------------------------------------------
     2,300    Irvine, California, Unified School District, Special Tax
              (Community Facilities District Number 86-1), 5.375%
              due 11/01/2020 (a)                                           2,413
--------------------------------------------------------------------------------
     4,665    Irvine, California, Unified School District, Special Tax
              Refunding Bonds (Community Facilities District
              Number 86-1), 5.80% due 11/01/2020 (a)                       4,870
--------------------------------------------------------------------------------
     2,500    La Quinta, California, Financing Authority, Local Agency
              Revenue Bonds, Series A, 5.25% due 9/01/2024 (a)             2,634
--------------------------------------------------------------------------------
         3    La Quinta, California, Financing Authority, Local Agency
              Tax Allocation and Revenue Refunding Bonds, ROLS,
              Series II-R-412X, 6.162% due 9/01/2034 (a)(g)                    3
--------------------------------------------------------------------------------
     4,000    Long Beach, California, Bond Finance Authority, Lease
              Revenue Bonds (Rainbow Harbor Refinancing Project),
              Series A, 5.25% due 5/01/2009 (a)(i)                         4,190
--------------------------------------------------------------------------------
    10,000    Los Angeles, California, Community Redevelopment
              Agency, Community Redevelopment Financing Authority
              Revenue Bonds (Bunker Hill Project), Series A, 5%
              due 12/01/2027 (f)                                          10,199
--------------------------------------------------------------------------------
     2,000    Los Angeles, California, Harbor Department Revenue
              Bonds, AMT, Series B, 5.375% due 11/01/2023                  2,026
--------------------------------------------------------------------------------
       230    Los Angeles, California, M/F Housing Revenue
              Refunding Bonds, Senior Series G, 5.65%
              due 1/01/2014 (f)                                              231
--------------------------------------------------------------------------------
    10,000    Los Angeles, California, Unified School District, GO,
              Series E, 5% due 7/01/2030 (a)                              10,226
--------------------------------------------------------------------------------
     5,000    Los Angeles, California, Water and Power Revenue
              Bonds (Power System), Sub-Series A-1, 5%
              due 7/01/2031 (f)                                            5,105
--------------------------------------------------------------------------------
              Los Angeles County, California, Metropolitan
              Transportation Authority, Sales Tax Revenue Refunding
              Bonds, Senior Series A:
     9,000        Proposition A, First Tier, 5% due 7/01/2035 (a)          9,203
     3,750        Proposition C, Second Tier, 5.25% due 7/01/2030 (c)      3,880
--------------------------------------------------------------------------------


8       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006

Schedule of Investments (continued)                               (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
================================================================================
California (continued)
--------------------------------------------------------------------------------
   $ 2,735    Los Gatos, California, Unified School District, GO
              (Election of 2001), Series B, 5% due 8/01/2030 (f)         $ 2,786
--------------------------------------------------------------------------------
     1,890    Los Rios, California, Community College District, GO
              (Election of 2002), Series B, 5% due 8/01/2027 (b)           1,933
--------------------------------------------------------------------------------
     2,000    Madera, California, Public Financing Authority, Water
              and Wastewater Revenue Refunding Bonds, 5%
              due 3/01/2036 (b)                                            2,045
--------------------------------------------------------------------------------
     5,000    Merced, California, Irrigation District, Electrical System
              Revenue Refunding Bonds, 5.25% due 9/01/2036 (k)             5,199
--------------------------------------------------------------------------------
              Metropolitan Water District of Southern California,
              Waterworks Revenue Bonds:
     3,550        Series A, 5% due 7/01/2035 (f)                           3,630
     9,000        Series B-1, 5% due 10/01/2033 (c)                        9,158
--------------------------------------------------------------------------------
     5,000    Modesto, California, Schools Infrastructure Financing
              Agency, Special Tax Bonds, 5% due 9/01/2029 (a)              5,087
--------------------------------------------------------------------------------
     3,500    Mojave, California, Water Agency, GO, Refunding
              (Improvement District -- Morongo Basin), 5.80%
              due 9/01/2022 (c)                                            3,581
--------------------------------------------------------------------------------
     2,000    Montebello, California, Community Redevelopment
              Agency, Housing Tax Allocation Bonds, Series A, 5.45%
              due 9/01/2019 (f)                                            2,073
--------------------------------------------------------------------------------
     4,150    Moorpark, California, Redevelopment Agency, Tax
              Allocation Bonds (Moorpark Redevelopment Project),
              5.125% due 10/01/2031 (a)                                    4,255
--------------------------------------------------------------------------------
     2,315    Morgan Hill, California, Unified School District, GO,
              5.75% due 8/01/2019 (c)                                      2,485
--------------------------------------------------------------------------------
     2,570    Natomas, California, Unified School District, GO
              (Election of 2002), Refunding, Series B, 5%
              due 9/01/2028 (c)                                            2,627
--------------------------------------------------------------------------------
     2,140    North City West, California, School Facilities Financing
              Authority, Special Tax Refunding Bonds, Series B, 6%
              due 9/01/2006 (f)(i)                                         2,190
--------------------------------------------------------------------------------
     3,275    Northern California Power Agency, Public Power
              Revenue Refunding Bonds (Hydroelectric Project
              Number One), Series A, 5.125% due 7/01/2023 (b)              3,360
--------------------------------------------------------------------------------
     3,230    Novato, California, Unified School District, GO, 5%
              due 8/01/2027 (f)                                            3,308
--------------------------------------------------------------------------------
     9,995    Oakland, California, Alameda County Unified School
              District, GO, Refunding, Series C, 5.50%
              due 8/01/2019 (c)                                           10,008
--------------------------------------------------------------------------------
              Oakland, California, Alameda County Unified School
              District, GO, Series F (b):
     3,705        5.625% due 8/01/2020                                     3,928
     5,245        5.625% due 8/01/2021                                     5,567
     6,000        5.50% due 8/01/2024                                      6,329
--------------------------------------------------------------------------------
     7,105    Oakland, California, Joint Powers Financing Authority,
              Lease Revenue Bonds (Oakland Administration
              Buildings), 5.75% due 8/01/2006 (a)(i)                       7,258
--------------------------------------------------------------------------------
     5,000    Ohlone, California, Community College District, GO,
              Series B, 5% due 8/01/2030 (f)                               5,113
--------------------------------------------------------------------------------
    10,000    Oxnard, California, Financing Authority, Wastewater
              Revenue Bonds (Redwood Trunk Sewer and Headworks
              Projects), Series A, 5.25% due 6/01/2034 (c)                10,424
--------------------------------------------------------------------------------
     6,475    Palm Desert, California, Financing Authority, Tax
              Allocation Revenue Bonds (Project Area Number 2),
              5% due 8/01/2033 (b)                                         6,579
--------------------------------------------------------------------------------
     5,750    Palm Desert, California, Financing Authority, Tax
              Allocation Revenue Refunding Bonds (Project Area
              Number 1), 5.45% due 4/01/2018 (b)                           5,924
--------------------------------------------------------------------------------
     1,000    Palm Springs, California, COP, Refunding (Multiple
              Capital Facilities Project), 5.75% due 4/01/2017 (a)         1,033
--------------------------------------------------------------------------------
     1,600    Palm Springs, California, Financing Authority, Lease
              Revenue Refunding Bonds (Convention Center Project),
              Series A, 5.50% due 11/01/2035 (b)                           1,719
--------------------------------------------------------------------------------
     4,000    Pittsburg, California, Public Financing Authority, Water
              Revenue Bonds, 5.50% due 6/01/2007 (b)(i)                    4,142
--------------------------------------------------------------------------------
     9,100    Pleasanton, California, Unified School District, GO,
              Series E, 5.50% due 8/01/2008 (c)(i)                         9,502
--------------------------------------------------------------------------------
     5,000    Port of Oakland, California, Port Revenue Refunding
              Bonds, Series I, 5.40% due 11/01/2017 (b)                    5,193
--------------------------------------------------------------------------------
              Port of Oakland, California, Revenue Bonds, AMT,
              Series K (c):
     3,500        5.75% due 11/01/2014                                     3,699
    17,120        5.75% due 11/01/2029                                    17,945
--------------------------------------------------------------------------------
     5,085    Rancho Cordova, California, COP (City Hall Facility
              Acquisition Project), 5% due 2/01/2030 (k)                   5,170
--------------------------------------------------------------------------------
     2,205    Richmond, California, Joint Powers Financing Authority,
              Tax Allocation Revenue Bonds, Series A, 5.50%
              due 9/01/2018 (b)                                            2,339
--------------------------------------------------------------------------------
    10,735    Riverside, California, Unified School District, GO
              (Election of 2001), Series B, 5% due 8/01/2030 (b)          11,000
--------------------------------------------------------------------------------
     8,775    Sacramento, California, City Financing Authority,
              Revenue Refunding Bonds, 5% due 12/01/2029 (c)               8,966
--------------------------------------------------------------------------------
    10,825    Sacramento, California, Municipal Utility District,
              Electric Revenue Refunding Bonds, Series L, 5.125%
              due 7/01/2022 (b)                                           11,120
--------------------------------------------------------------------------------
     2,500    Sacramento, California, Municipal Utility District
              Financing Authority, Revenue Bonds (Consumers
              Project), 5.125% due 7/01/2029 (b)                           2,604
--------------------------------------------------------------------------------
     1,700    Sacramento County, California, Airport System Revenue
              Bonds, Series A, 5.25% due 7/01/2017 (f)                     1,787
--------------------------------------------------------------------------------
     4,000    Sacramento County, California, Sanitation District
              Financing Authority, Revenue Bonds, Series A, 5%
              due 12/01/2035 (a)                                           4,085
--------------------------------------------------------------------------------
     4,000    Sacramento County, California, Sanitation District
              Financing Authority, Revenue Refunding Bonds, 5%
              due 8/01/2030 (b)                                            4,091
--------------------------------------------------------------------------------
     4,115    Saddleback Valley, California, Unified School District,
              GO, 5% due 8/01/2029 (f)                                     4,205
--------------------------------------------------------------------------------


  MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006       9

Schedule of Investments (continued)                               (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
================================================================================
California (concluded)
--------------------------------------------------------------------------------
   $ 5,440    San Bernardino, California, Joint Powers Financing
              Authority, Lease Revenue Bonds (Department of
              Transportation Lease), Series A, 5.50%
              due 12/01/2020 (b)                                         $ 5,555
--------------------------------------------------------------------------------
     1,480    San Bernardino County, California, COP, Refunding
              (Medical Center Financing Project), 5.50%
              due 8/01/2019 (b)                                            1,482
--------------------------------------------------------------------------------
     3,330    San Diego, California, Community College District, GO
              (Election of 2002), 5% due 5/01/2030 (f)                     3,404
--------------------------------------------------------------------------------
     5,055    San Diego, California, Public Facilities Financing
              Authority, Sewer Revenue Bonds, Series A, 5.25%
              due 5/15/2027 (c)                                            5,148
--------------------------------------------------------------------------------
     6,480    San Diego, California, Unified School District, GO
              (Election of 1998), Series F, 5% due 7/01/2028 (f)           6,621
--------------------------------------------------------------------------------
     1,500    San Diego County, California, COP (Edgemoor Project
              and Regional System), Refunding, 5% due 2/01/2029 (a)        1,526
--------------------------------------------------------------------------------
     4,000    San Diego County, California, Water Authority, Water
              Revenue Bonds, COP, Series A, 5% due 5/01/2031 (f)           4,063
--------------------------------------------------------------------------------
     6,795    San Francisco, California, Bay Area Rapid Transit District,
              Sales Tax Revenue Bonds, 5.50% due 7/01/2009 (c)(i)          7,179
--------------------------------------------------------------------------------
    13,100    San Francisco, California, Bay Area Rapid Transit District,
              Sales Tax Revenue Refunding Bonds, Series A, 5%
              due 7/01/2030 (b)                                            3,395
--------------------------------------------------------------------------------
     6,430    San Francisco, California, City and County Airport
              Commission, International Airport Revenue Bonds, AMT,
              Second Series, Issue 24A, 5.50% due 5/01/2024 (f)            6,752
--------------------------------------------------------------------------------
     8,900    San Francisco, California, State Building Authority, Lease
              Revenue Bonds (San Francisco Civic Center Complex),
              Series A, 5.25% due 12/01/2006 (a)(i)                        9,133
--------------------------------------------------------------------------------
     2,118    San Jose, California, Financing Authority, Lease Revenue
              Refunding Bonds, DRIVERS, Series 1280Z, 5.718%
              due 12/01/2010 (a)(g)                                        2,174
--------------------------------------------------------------------------------
              San Jose-Evergreen, California, Community College
              District, Capital Appreciation, GO (Election of 2004),
              Refunding, Series A (b)(e):
    10,410        5.17% due 9/01/2024                                      4,103
     7,250        5.34% due 9/01/2029                                      2,154
--------------------------------------------------------------------------------
              San Juan, California, Unified School District, GO:
     3,955        5.625% due 8/01/2018 (c)                                 4,227
     3,830        5.625% due 8/01/2019 (c)                                 4,093
     4,250        (Election of 2002), 5% due 8/01/2028 (b)                 4,334
--------------------------------------------------------------------------------
     5,650    San Mateo County, California, Transit District, Sales Tax
              Revenue Refunding Bonds, Series A, 5%
              due 6/01/2029 (b)                                            5,776
--------------------------------------------------------------------------------
    14,000    Santa Clara, California, Redevelopment Agency, Tax
              Allocation Bonds (Bayshore North Project), Series A,
              5.50% due 6/01/2023 (a)                                     14,686
--------------------------------------------------------------------------------
     6,050    Santa Clara, California, Subordinated Electric Revenue
              Bonds, Series A, 5% due 7/01/2028 (b)                        6,168
--------------------------------------------------------------------------------
     9,750    Santa Clara County, California, Financing Authority,
              Lease Revenue Refunding Bonds, Series A, 5%
              due 11/15/2022 (a)                                           9,999
--------------------------------------------------------------------------------
     9,000    Santa Fe Springs, California, Community Development,
              Commission Tax Allocation Refunding Bonds
              (Consolidated Redevelopment Project), Series A, 5%
              due 9/01/2022 (b)                                            9,170
--------------------------------------------------------------------------------
     5,110    Santa Monica, California, Redevelopment Agency, Tax
              Allocation Bonds (Earthquake Recovery Redevelopment
              Project), 6% due 7/01/2009 (a)(i)                            5,469
--------------------------------------------------------------------------------
     2,855    Santa Rosa, California, High School District, GO
              (Election of 2002), 5% due 8/01/2028 (b)                     2,911
--------------------------------------------------------------------------------
     4,450    Saugus, California, Union School District, GO, Series B,
              5% due 8/01/2029 (f)                                         4,558
--------------------------------------------------------------------------------
    10,910    Southern California Public Power Authority, Power
              Project Revenue Bonds (Magnolia Power Project),
              Series A-1, 5% due 7/01/2033 (a)                            11,077
--------------------------------------------------------------------------------
     1,570    Southwestern Community College District, California,
              GO, Refunding, 5.25% due 8/01/2017 (b)                       1,705
--------------------------------------------------------------------------------
     3,200    Stockton, California, Public Financing Authority, Water
              Revenue Bonds (Water System Capital Improvement
              Projects), Series A, 5% due 10/01/2031 (b)                   3,269
--------------------------------------------------------------------------------
     1,500    Stockton, California, Redevelopment Agency, Revenue
              Bonds (Stockton Events Center -- Arena Project), 5%
              due 9/01/2028 (c)                                            1,523
--------------------------------------------------------------------------------
    13,250    Tracy, California, Area Public Facilities Financing Agency,
              Special Tax Refunding Bonds (Community Facilities
              District Number 87-1), Series H, 5.875%
              due 10/01/2019 (b)                                          13,666
--------------------------------------------------------------------------------
     6,655    Turlock, California, Public Finance Authority, Sewer
              Revenue Bonds, Series A, 5% due 9/15/2033 (c)                6,771
--------------------------------------------------------------------------------
     7,475    University of California, COP, Series A, 5.25%
              due 11/01/2007 (a)(i)                                        7,694
--------------------------------------------------------------------------------
     1,410    University of California Revenue Bonds, Series K,
              5.25% due 9/01/2024 (c)                                      1,456
--------------------------------------------------------------------------------
    16,000    University of California Revenue Refunding Bonds
              (Multiple Purpose Projects), Series E, 5.125%
              due 9/01/2020 (b)                                           16,343
--------------------------------------------------------------------------------
              Vista, California, Unified School District, GO:
    10,000        Series A, 5.25% due 8/01/2025 (f)                       10,424
     2,550        Series B, 5% due 8/01/2028 (c)                           2,600
--------------------------------------------------------------------------------
     6,075    Washington, California, Unified School District (Yolo
              County), Capital Appreciation, GO (Election of 2004),
              Series A, 4.98% due 8/01/2029 (c)(e)                         1,908
--------------------------------------------------------------------------------
     5,825    West Contra Costa, California, Unified School District,
              Capital Appreciation, GO (Election of 2002), Series C,
              5.78% due 8/01/2029 (c)(e)                                   1,829
--------------------------------------------------------------------------------
              West Contra Costa, California, Unified School
              District, GO (f):
     6,690        (Election of 2002), Series B, 5% due 8/01/2032           6,791
     2,595        (Election of 2005), Series A, 5% due 8/01/2026           2,669
--------------------------------------------------------------------------------
     5,000    Woodland, California, Financing Authority, Lease
              Revenue Bonds (Capital Projects), 5%
              due 3/01/2026 (f)                                            5,123
--------------------------------------------------------------------------------
     3,145    Yorba Linda, California, Redevelopment Agency,
              Redevelopment Project Tax Allocation Revenue Bonds
              (Subordinate Lien), Series B, 5% due 9/01/2032 (a)           3,212
--------------------------------------------------------------------------------


10       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006

Schedule of Investments (concluded)     (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
================================================================================
Puerto Rico -- 4.7%
--------------------------------------------------------------------------------
              Puerto Rico Commonwealth Infrastructure Financing
              Authority, Special Tax and Capital Appreciation Revenue
              Bonds, Series A (e):
   $15,000        4.60% due 7/01/2030 (c)                               $  4,597
    12,400        4.77% due 7/01/2042 (c)                                  2,040
    10,000        4.77% due 7/01/2044 (a)                                  1,485
              Puerto Rico Electric Power Authority, Power
              Revenue Bonds:
    11,215        Series HH, 5.30% due 7/01/2020 (f)                      11,792
     7,880        Series NN, 5.125% due 7/01/2029                          7,998
--------------------------------------------------------------------------------
              Total Municipal Bonds
              (Cost -- $833,416) -- 145.2%                               856,030
================================================================================

              Municipal Bonds Held in Trust (n)
================================================================================
California -- 28.1%
--------------------------------------------------------------------------------
     1,245    Alameda County, California, COP (Financing Project),
              6% due 9/01/2006 (b)(i)                                      1,274
--------------------------------------------------------------------------------
    14,000    California State, Veterans, GO, Refunding, AMT, Series
              BZ, 5.35% due 12/01/2021 (b)                                14,282
--------------------------------------------------------------------------------
    12,000    Contra Costa County, California, COP, Refunding
              (Merrithew Memorial Hospital Project), 5.375%
              due 11/01/2017 (b)                                          12,446
--------------------------------------------------------------------------------
     7,165    La Quinta, California, Financing Authority, Local
              Agency Revenue Bonds, Series A, 5.125%
              due 9/01/2034 (a)                                            7,375
--------------------------------------------------------------------------------
    15,490    Peralta, California, Community College District, GO
              (Election of 2000), Series D, 5% due 8/01/2035 (f)          15,818
--------------------------------------------------------------------------------
    25,350    Port of Oakland, California, Revenue Refunding
              Bonds, AMT, Series L, 5.375% due 11/01/2027 (c)             26,383
--------------------------------------------------------------------------------
    34,260    Sacramento, California, Municipal Utility District
              Financing Authority, Revenue Bonds (Consumers
              Project), 5.125% due 7/01/2029 (b)                          35,689
--------------------------------------------------------------------------------
    10,000    San Diego County, California, Water Authority, Water
              Revenue Refunding Bonds, COP, Series A, 5%
              due 5/01/2032 (b)                                           10,161
--------------------------------------------------------------------------------
    13,500    San Francisco, California, City and County Public
              Utilities Commission, Water Revenue Refunding
              Bonds, Series A, 5% due 11/01/2032 (b)                      13,734
--------------------------------------------------------------------------------
    10,564    San Jose, California, Financing Authority, Lease
              Revenue Refunding Bonds (Civic Center Project),
              Series B, 5% due 6/01/2032 (a)                              10,704
--------------------------------------------------------------------------------
    17,400    University of California, Limited Project Revenue
              Bonds, Series B, 5% due 5/15/2033 (f)                       17,751
--------------------------------------------------------------------------------
              Total Municipal Bonds Held in Trust
              (Cost -- $167,480) -- 28.1%                                165,617
================================================================================

    Shares
      Held    Short-Term Securities
================================================================================
     2,447    CMA California Municipal Money Fund, 3.29% (l)(m)           2,447
--------------------------------------------------------------------------------
              Total Short-Term Securities
              (Cost -- $2,447) -- 0.4%                                    2,447
================================================================================
Total Investments (Cost -- $1,003,343*) -- 173.7%
Other Assets Less Liabilities -- 6.2%                                    36,407
Liability for Trust Certificates, Including Interest
Expense Payable -- (13.7%)                                              (80,902)
Preferred Stock, at Redemption Value -- (66.2%)                        (390,195)
                                                                      ---------
Net Assets Applicable to Common Stock -- 100.0%                       $ 589,404
                                                                      =========

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..............................................   $ 923,638
                                                                     =========
      Gross unrealized appreciation ...............................   $  27,804
      Gross unrealized depreciation ...............................      (7,835)
                                                                     ---------
      Net unrealized appreciation .................................   $  19,969
                                                                     =========

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c)   FGIC Insured.
(d)   FHA Insured.
(e) a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(f)   FSA Insured.
(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(h) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(i)   Prerefunded.
(j)   Escrowed to maturity.
(k)   XL Capital Insured.
(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net             Dividend
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      CMA California Municipal Money Fund              2,392               $79
      --------------------------------------------------------------------------

(m)   Represents the current yield as of 6/30/2006.
(n) As restated. See Note 6. Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 (c) to Financial Statements for details of Municipal Bonds Held in Trust.

      See Notes to Financial Statements.


  MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006       11

Statement of Net Assets (As Restated. See Note 6)

As of June 30, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost -- $1,000,895,962)                     $1,021,647,459
            Investments in affiliated securities, at value (identified cost -- $2,446,745) ......                         2,446,745
            Cash ................................................................................                            82,937
            Receivables:
                Securities sold .................................................................     $ 23,916,950
                Interest ........................................................................       15,888,227       39,805,177
                                                                                                      ------------
            Prepaid expenses ....................................................................                             4,126
                                                                                                                     --------------
            Total assets ........................................................................                     1,063,986,444
                                                                                                                     --------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Trust certificates ..................................................................                        80,487,000
            Payables:
                Securities purchased ............................................................        2,680,000
                Interest expense ................................................................          415,149
                Investment adviser ..............................................................          384,357
                Dividends to Common Stock shareholders ..........................................          255,714
                Other affiliates ................................................................            5,139        3,740,359
                                                                                                      ------------
            Accrued expenses ....................................................................                           159,935
                                                                                                                     --------------
            Total liabilities ...................................................................                        84,387,294
                                                                                                                     --------------
===================================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Preferred Stock, at redemption value, par value $.10 per share (1,920 Class A Shares,
              3,880 Class B Shares, 3,200 Class C Shares, 2,960 Class D Shares and 3,640 Class E
              Shares of AMPS* authorized, issued and outstanding at $25,000 per share
              liquidation preference) ...........................................................                       390,195,210
                                                                                                                     --------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Stock ...............................................                      $589,403,940
                                                                                                                     ==============
===================================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Common Stock, par value $.10 per share (40,819,506 shares issued and outstanding) ...                      $  4,081,951
            Paid-in capital in excess of par
            Undistributed investment income -- net ..............................................     $  4,109,174
            Accumulated realized capital losses -- net ..........................................      (41,746,092)
            Unrealized appreciation -- net ......................................................       20,751,497
                                                                                                      ------------
            Total accumulated losses -- net .....................................................                       (16,885,421)
                                                                                                                     --------------
            Total -- Equivalent to $14.44 net asset value per share of Common Stock
              (market price -- $13.94) ..........................................................                      $589,403,940
                                                                                                                     ==============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


12       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006

Statement of Operations (As Restated. See Note 6)

For the Year Ended June 30, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest
                                                                                                                       $ 51,028,884
            Dividends from affiliates ...........................................................                            79,041
                                                                                                                       ------------
            Total income ........................................................................                        51,107,925
                                                                                                                       ------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ............................................................     $  5,517,727
            Interest expense and fees ...........................................................        1,495,517
            Commission fees .....................................................................          996,481
            Accounting services .................................................................          279,930
            Transfer agent fees .................................................................           85,696
            Professional fees ...................................................................           61,109
            Custodian fees ......................................................................           48,295
            Printing and shareholder reports ....................................................           45,673
            Directors' fees and expenses ........................................................           38,583
            Pricing fees ........................................................................           29,959
            Listing fees ........................................................................           25,090
            Other (including $91,437 recovery of filing fees) ...................................          (23,532)
                                                                                                       ------------
            Total expenses before waiver and reimbursement ......................................        8,600,528
            Waiver and reimbursement of expenses ................................................         (359,493)
                                                                                                       ------------
            Total expenses after waiver and reimbursement .......................................                         8,241,035
                                                                                                                       ------------
            Investment income -- net ............................................................                        42,866,890
                                                                                                                       ------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
                Investments -- net ..............................................................        9,418,848
                Futures contracts -- net ........................................................         (385,491)       9,033,357
                                                                                                      ------------
            Change in unrealized appreciation on:
                Investments -- net ..............................................................      (43,479,013)
                Futures contracts -- net ........................................................          (36,942)     (43,515,955)
                                                                                                      -----------------------------
            Total realized and unrealized loss -- net ...........................................                       (34,482,598)
                                                                                                                       ------------
===================================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ............................................................                       (10,285,335)
                                                                                                                       ------------
            Net Decrease in Net Assets Resulting from Operations ................................                      $ (1,901,043)
                                                                                                                       ============

      See Notes to Financial Statements.


  MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006       13

Statements of Changes in Net Assets (As Restated. See Note 6)

                                                                                                           For the Year Ended
                                                                                                                June 30,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                        2006             2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ............................................................   $  42,866,890     $  43,408,467
            Realized gain -- net ................................................................       9,033,357         4,838,681
            Change in unrealized appreciation -- net ............................................     (43,515,955)       23,254,238
            Dividends to Preferred Stock shareholders ...........................................     (10,285,335)       (5,757,284)
                                                                                                    -------------------------------
            Net increase (decrease) in net assets resulting from operations .....................      (1,901,043)       65,744,102
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ............................................................     (37,217,450)      (38,543,121)
                                                                                                    -------------------------------
            Net decrease in net assets resulting from dividends to Common Stock shareholders ....     (37,217,450)      (38,543,121)
                                                                                                    -------------------------------
===================================================================================================================================
Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Value of shares issued to Common Stock shareholders in reinvestment of dividends ....       2,413,582                --
                                                                                                    -------------------------------
            Net increase in net assets derived from stock transactions ..........................       2,413,582                --
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets applicable to Common Stock ..................     (36,704,911)       27,200,981
            Beginning of year ...................................................................     626,108,851       598,907,870
                                                                                                    -------------------------------
            End of year* ........................................................................   $ 589,403,940     $ 626,108,851
                                                                                                    ===============================
                * Undistributed investment income -- net ........................................   $   4,109,174     $   8,836,506
                                                                                                    ===============================

      See Notes to Financial Statements.


14       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006

Financial Highlights (As Restated. See Note 6)

                                                                                          For the Year Ended
                                                                                               June 30,
The following per share data and ratios have been derived          ----------------------------------------------------------------
from information provided in the financial statements.               2006          2005          2004          2003          2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year ..................  $  15.40      $  14.73      $  15.53      $  14.82      $  14.46
                                                                   ----------------------------------------------------------------
            Investment income -- net** ..........................      1.05          1.07          1.05          1.09          1.10
            Realized and unrealized gain (loss) -- net ..........      (.85)          .69          (.84)          .63           .30
            Dividends and distributions to Preferred Stock
                shareholders: Investment income -- net ..........      (.25)         (.14)         (.08)         (.10)         (.15)
                Realized gain -- net ............................        --            --            --            --            --+
                                                                   ----------------------------------------------------------------
            Total from investment operations ....................      (.05)         1.62           .13          1.62          1.25
                                                                   ----------------------------------------------------------------
            Less dividends and distributions to Common Stock
                shareholders: Investment income -- net ..........      (.91)         (.95)         (.93)         (.91)         (.89)
                Realized gain -- net ............................        --            --            --            --            --+
                                                                   ----------------------------------------------------------------
            Total dividends and distributions to Common Stock
                shareholders ....................................      (.91)         (.95)         (.93)         (.91)         (.89)
                                                                   ----------------------------------------------------------------
            Net asset value, end of year ........................  $  14.44      $  15.40      $  14.73      $  15.53      $  14.82
                                                                   ================================================================
            Market price per share, end of year .................  $  13.94      $  14.97      $  13.36      $  14.85      $  14.19
                                                                   ================================================================
===================================================================================================================================
Total Investment Return***
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..................      (.29%)       11.56%         1.28%        11.60%         9.10%
                                                                   ================================================================
            Based on market price per share .....................      (.98%)       19.56%        (3.93%)       11.45%        14.61%
                                                                   ================================================================
===================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Total expenses, net of waiver and reimbursement
              and excluding reorganization and interest expenses*      1.10%         1.11%         1.10%         1.11%         1.14%
                                                                   ================================================================
            Total expenses, net of waiver and reimbursement
              and excluding reorganization expenses* ............      1.35%         1.16%         1.17%         1.24%         1.33%
                                                                   ================================================================
            Total expenses, excluding reorganization expenses* ..      1.41%         1.22%         1.24%         1.31%         1.40%
                                                                   ================================================================
            Total expenses* .....................................      1.41%         1.22%         1.24%         1.31%         1.42%
                                                                   ================================================================
            Total investment income -- net ......................      7.01%         6.99%         6.87%         7.09%         7.41%
                                                                   ================================================================
            Amount of dividends to Preferred Stock shareholders        1.68%          .93%          .53%          .65%         1.02%
                                                                   ================================================================
            Investment income -- net, to Common Stock shareholders     5.33%         6.06%         6.34%         6.44%         6.39%
                                                                   ================================================================
===================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Dividends to Preferred Stock shareholders ...........      2.62%         1.48%          .85%         1.03%         1.57%
                                                                   ================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Stock, end of year
              (in thousands) ....................................  $589,404      $626,109      $598,908      $631,571      $602,571
                                                                   ================================================================
            Preferred Stock outstanding at liquidation
              preference, end of year (in thousands) ............  $390,000      $390,000      $390,000      $390,000      $390,000
                                                                   ================================================================
            Portfolio turnover ..................................        34%           47%           35%           25%           38%
                                                                   ================================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
            Asset coverage per $1,000 ...........................  $  2,511      $  2,605      $  2,536      $  2,619      $  2,545
                                                                   ================================================================
===================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
            Series A -- Investment income -- net ................  $    641      $    347      $    195      $    253      $    362
                                                                   ================================================================
            Series B -- Investment income -- net ................  $    671      $    391      $    216      $    269      $    400
                                                                   ================================================================
            Series C -- Investment income -- net ................  $    662      $    373      $    218      $    248      $    375
                                                                   ================================================================
            Series D -- Investment income -- net ................  $    653      $    351      $    210      $    255      $    400
                                                                   ================================================================
            Series E -- Investment income -- net ................  $    659      $    369      $    213      $    262      $    408
                                                                   ================================================================

*     Do not reflect the effect of dividends to Preferred Stock shareholders.
**    Based on average shares outstanding.
*** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.
+     Amount is less than $(.01) per share.

      See Notes to Financial Statements.



  MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006       15

Notes to Financial Statements

1. Significant Accounting Policies:

MuniHoldings California Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MUC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make net periodic payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


16       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006

(c) Municipal bonds held in trust -- The Fund invests in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which the Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The Fund's transfer of the municipal securities to a TOB does not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Fund's schedule of investments and the proceeds from the transaction are reported as a liability for trust certificates of the Fund. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. At June 30, 2006, the aggregate value of the underlying municipal securities transferred to TOBs was $165,616,996, the related liability for trust certificates was $80,487,000 and the range of interest rates on the liability for trust certificates was 3.97% to 4.01%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund's investment in TOB Residuals likely will adversely affect the Fund's investment income-net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share.

While the Fund's investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Fund to borrow money for purposes of making investments. The Fund's management believes that the Fund's restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $91,437 has been reclassified between undistributed net investment income and paid-in capital in excess of par as a result of a permanent difference attributable to non-deductible expenses. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. FAM has agreed to waive its management fee on the proceeds of Preferred Stock that exceeds 35% of the Fund's


  MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006       17
total net assets. For the year ended June 30, 2006, FAM earned fees of $5,517,727, of which $346,998 was waived. In addition, FAM has agreed to reimburse its advisory fee by the amount of advisory fees the Fund pays to FAM indirectly through its investment in CMA California Municipal Money Fund. For the year ended June 30, 2006, FAM reimbursed the Fund in the amount of $12,495.

For the year ended June 30, 2006, the Fund reimbursed FAM $23,196 for certain accounting services.

Certain officers and/or Directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction closed on September 29, 2006.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2006 were $368,870,264 and $351,670,852, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended June 30, 2006 increased by 162,205 as a result of dividend reinvestment and during the year ended June 30, 2005 remained constant.

Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at June 30, 2006 were: Series A, 3.65%; Series B, 3.50%; Series C, 3.70%; Series D, 3.65%; and Series E, 3.80%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended June 30, 2006, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $394,288 as commissions.

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.065000 per share on July 28, 2006 to shareholders of record on July 17, 2006.

The tax character of distributions paid during the fiscal years ended June 30, 2006 and June 30, 2005 was as follows:

--------------------------------------------------------------------------------
                                                       6/30/2006      6/30/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ..............................    $47,502,785    $44,300,405
                                                      --------------------------
Total distributions ..............................    $47,502,785    $44,300,405
                                                      ==========================

As of June 30, 2006, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ......................    $  3,602,791
Undistributed long-term capital gains -- net ................              --
                                                                 ------------
Total undistributed earnings -- net .........................       3,602,791
Capital loss carryforward ...................................     (36,404,870)*
Unrealized gains -- net .....................................      15,916,658**
                                                                 ------------
Total accumulated losses -- net .............................    $(16,885,421)
                                                                 ============

* On June 30, 2006, the Fund had a net capital loss carryforward of $36,404,870, of which $531,288 expires in 2007, $7,894,678 expires in
      2008, $24,871,537 expires in 2009 and $3,107,367 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interests in tender option bond trusts.

6. Restatement Information:

Subsequent to the issuance of its June 30, 2006 financial statements, the Fund determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 had not been met for certain transfers of municipal bonds and these transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the Fund has restated the statement of net assets as of June 30, 2006, including the schedule of investments, the statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and certain financial highlights for each of the five years in the period then ended. The effects of the restatement were to record the transfers of the municipal bonds as secured borrowings, to give effect to offsetting changes in realized gain -- net and in the change in unrealized


18       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006
appreciation/depreciation -- net on the transferred municipal securities and to give effect to interest on the bonds as interest income and interest on the secured borrowings as interest expense.

-------------------------------------------------------------------------------
Statement of Net Assets as of
June 30, 2006
-------------------------------------------------------------------------------
                                                Previously
                                                 Reported           Restated
-------------------------------------------------------------------------------
Investments in unaffiliated
  securities, at value .................    $   941,160,459     $ 1,021,647,459
Investments in unaffiliated
  securities, identified cost ..........    $   921,262,027     $ 1,000,895,962
Interest receivable ....................    $    15,473,078     $    15,888,227
Total assets ...........................    $   983,084,295     $ 1,063,986,444
Trust certificates .....................                 --     $    80,487,000
Interest expense payable ...............                 --     $       415,149
Total liabilities ......................    $     3,485,145     $    84,387,294
Accumulated realized capital
  losses -- net ........................    $   (40,893,027)    $   (41,746,092)
Unrealized appreciation -- net .........    $    19,898,432     $    20,751,497
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Statement of Operations for the
Year Ended June 30, 2006
-------------------------------------------------------------------------------
                                                   Previously
                                                    Reported          Restated
-------------------------------------------------------------------------------
Interest .....................................    $ 49,533,367     $ 51,028,884
Total income .................................    $ 49,612,408     $ 51,107,925
Interest expense and fees ....................              --     $  1,495,517
Total expenses before
  waiver and reimbursement ...................    $  7,105,011     $  8,600,528
Total expenses after
  waiver and reimbursement ...................    $  6,745,518     $  8,241,035
Realized gain (loss) on
  investments -- net .........................    $ 10,009,396     $  9,418,848
Change in unrealized
  appreciation on
investments -- net ...........................    $(44,069,561)    $(43,479,013)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Statement of Changes in Net Assets for the
Year Ended June 30, 2006
-------------------------------------------------------------------------------
                                                   Previously
                                                    Reported         Restated
-------------------------------------------------------------------------------
Realized gain -- net .........................    $  9,623,905     $  9,033,357
Change in unrealized
  appreciation -- net ........................    $(44,106,503)    $(43,515,955)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Statement of Changes in Net Assets for the
Year Ended June 30, 2005
-------------------------------------------------------------------------------
                                                      Previously
                                                       Reported       Restated
-------------------------------------------------------------------------------

Realized gain -- net .............................   $ 4,909,272    $ 4,838,681
Change in unrealized
  appreciation -- net ............................   $23,183,647    $23,254,238
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Highlights
For the Years Ended June 30, 2006, 2005, 2004, 2003 and 2002
--------------------------------------------------------------------------------

                                             2006                    2005                   2004
                                     -------------------     -------------------    -------------------
                                     Previously              Previously             Previously
                                      Reported   Restated     Reported  Restated     Reported  Restated
-------------------------------------------------------------------------------------------------------
Total expenses, net of waiver and
  reimbursement and excluding
  reorganization expenses* ......        1.10%     1.35%        1.11%     1.16%        1.10%     1.17%
Total expenses,excluding
  reorganization expenses* ......        1.16%     1.41%        1.17%     1.22%        1.17%     1.24%
Total expenses* .................        1.16%     1.41%        1.17%     1.22%        1.17%     1.24%
Portfolio turnover ..............       45.46%       34%       48.42%       47%       35.59%       35%
-------------------------------------------------------------------------------------------------------

                                              2003                  2002
                                      -------------------    -------------------
                                      Previously             Previously
                                       Reported  Restated     Reported  Restated

--------------------------------------------------------------------------------
Total expenses, net of waiver and
  reimbursement and excluding
  reorganization expenses* ......        1.11%     1.24%        1.14%     1.33%
Total expenses,excluding
  reorganization expenses* ......        1.17%     1.31%        1.20%     1.40%
Total expenses* .................        1.17%     1.31%        1.22%     1.42%
Portfolio turnover ..............       26.99%       25%       41.35%       38%
--------------------------------------------------------------------------------
*     Do not reflect the effect of dividends to Preferred Stock shareholders.

While the Statements of Net Assets as of June 30, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments and liability for trust certificates by corresponding amounts at each year, with no effect on previously reported net assets.

The Statements of Operations for the years ended June 30, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement. However, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, and, where applicable, to revise


  MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006       19

Notes to Financial Statements (concluded)

realized gain (loss) on investments -- net, and the change in unrealized appreciation/depreciation on investments -- net, by corresponding and offsetting amounts.

The Statements of Changes in Net Assets for the years ended June 30, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, but the principal effects of a restatement, where applicable, would be to revise previously reported realized gain (loss) -- net, and change in unrealized appreciation/depreciation -- net, by corresponding and offsetting amounts.

7. Subsequent Event:

On September 29, 2006, BlackRock, Inc. and ML & Co. combined ML & Co.'s investment management business, Merrill Lynch Investment Managers, L.P., and its affiliates, including FAM, with BlackRock, Inc. to create a new independent company. MuniHoldings California Insured Fund, Inc. was renamed BlackRock MuniHoldings California Insured Fund, Inc.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of MuniHoldings California Insured Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniHoldings California Insured Fund, Inc. as of June 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings California Insured Fund, Inc. as of June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 6, the statement of net assets, including the schedule of investments, as of June 30, 2006, the statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and certain financial highlights for each of the five years in the period then ended have been restated.

Deloitte & Touche LLP
Princeton, New Jersey
August 23, 2006
(May 18, 2007 as to Notes 6 and 7)


20       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

Important Tax Information

All of the net investment income distributions paid by MuniHoldings California Insured Fund, Inc. during the taxable year ended June 30, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.

Fund Certification

In May 2006, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.


  MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006       21

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or
(ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.


22       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 9, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;


  MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006       23

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that in November 2005, the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (e) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services


24       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006
provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers, or after any expense caps or expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to


  MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006       25

Disclosure of New Investment Advisory Agreement (concluded)

predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund and noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that the Fund currently appropriately benefits from any economies of scale and no changes were currently necessary.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- The directors considered whether the Fund would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to the adviser or its affiliates solely because of the existence of the Fund. In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The directors considered investment performance for the Fund. The directors compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. The directors believed the Fund's performance was satisfactory. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Subadvisory Agreement -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Fund operate with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent


26       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006

Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Subadvisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Fund operate with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.


  MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006       27

Officers and Directors


                                                                                                     Number of
                                                                                                     Portfolios in   Other Public
                           Position(s)  Length of                                                    Fund Complex    Directorships
                           Held with    Time                                                         Overseen        Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years         by Director     Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since       131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  2005; President and Chief Investment Officer of     178 Portfolios
            08543-9011     Director              MLIM and FAM since 2001; Co-Head (Americas Region)
            Age: 51                              thereof from 2000 to 2001 and Senior Vice
                                                 President from 1999 to 2001; President and
                                                 Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of
                                                 OppenheimerFunds, Inc. in 1999 and Executive Vice
                                                 President thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company
                  Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors
                  serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
                  President, Mr. Doll serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     1997 to  Director, The China Business Group, Inc. since      39 Funds        None
Bodurtha**  Princeton, NJ               present  1996 and Executive Vice President thereof from      59 Portfolios
            08543-9095                           1996 to 2003; Chairman of the Board, Berkshire
            Age: 62                              Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Director     2005 to  Professor, Harvard University since 1992;           39 Funds        None
Froot       Princeton, NJ               present  Professor, Massachusetts Institute of Technology    59 Portfolios
            08543-9095                           from 1986 to 1992.
            Age: 48
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Director     2002 to  Member of the Committee of Investment of            39 Funds        Kimco
Grills**    Princeton, NJ               present  Employee Benefit Assets of the Association of       59 Portfolios   Realty
            08543-9095                           Financial Professionals ("CIEBA") since 1986;                       Corporation
            Age: 71                              Member of CIEBA's Executive Committee since
                                                 1988 and its Chairman from 1991 to 1992;
                                                 Assistant Treasurer of International Business
                                                 Machines Corporation ("IBM") and Chief
                                                 Investment Officer of IBM Retirement Funds
                                                 from 1986 to 1993; Member of the Investment
                                                 Advisory Committee of the State of New York
                                                 Common Retirement Fund since 1989; Member
                                                 of the Investment Advisory Committee of the
                                                 Howard Hughes Medical Institute from 1997 to
                                                 2000; Director, Duke University Management
                                                 Company from 1992 to 2004, Vice Chairman
                                                 thereof from 1998 to 2004, and Director Emeritus
                                                 thereof since 2004; Director, LaSalle Street Fund
                                                 from 1995 to 2001; Director, Kimco Realty
                                                 Corporation since 1997; Member of the
                                                 Investment Advisory Committee of the Virginia
                                                 Retirement System since 1998, Vice Chairman
                                                 thereof from 2002 to 2005, and Chairman thereof
                                                 since 2005; Director, Montpelier Foundation since
                                                 1998 and its Vice Chairman since 2000; Member
                                                 of the Investment Committee of the Woodberry
                                                 Forest School since 2000; Member of the
                                                 Investment Committee of the National Trust
                                                 for Historic Preservation since 2000.
------------------------------------------------------------------------------------------------------------------------------------


28       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006


                                                                                                     Number of
                                                                                                     Portfolios in   Other Public
                           Position(s)  Length of                                                    Fund Complex    Directorships
                           Held with    Time                                                         Overseen        Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years         by Director     Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     1997 to  Chairman of the Board of Directors of Vigilant      39 Funds        None
London      Princeton, NJ               present  Research, Inc. since 2006; Director of Reflex       59 Portfolios
            08543-9095                           Security since 2006; Director of Cerego, LLC since
            Age: 67                              2006; Director of InnoCentive, Inc. since 2006;
                                                 Professor Emeritus, New York University since
                                                 2005; John M. Olin Professor of Humanities, New
                                                 York University from 1993 to 2005; and Professor
                                                 thereof from 1980 to 2005; President, Hudson
                                                 Institute since 1997 and Trustee thereof since
                                                 1980; Dean, Gallatin Division of New York
                                                 University from 1976 to 1993; Distinguished
                                                 Fellow, Herman Kahn Chair, Hudson Institute from
                                                 1984 to 1985; Director, Damon Corp. from 1991 to
                                                 1995; Overseer, Center for Naval Analyses from
                                                 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     1999 to  Shareholder, Modrall, Sperling, Roehl, Harris &     39 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar      59 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of
            Age: 63                              the Board of Governors thereof from 1994 to
                                                 1997; Shareholder, Poole, Kelly & Ramo, Attorneys
                                                 at Law P.C. from 1977 to 1993; Director of ECMC
                                                 Group (service provider to students, schools and
                                                 lenders) since 2001; Director, United New Mexico
                                                 Bank (now Wells Fargo) from 1983 to 1988;
                                                 Director, First National Bank of New Mexico
                                                 (now Wells Fargo) from 1975 to 1976; Vice
                                                 President, American Law Institute since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     2002 to  Principal of STI Management (investment adviser)    39 Funds        None
Salomon,    Princeton, NJ               present  from 1994 to 2005; Chairman and CEO of Salomon      59 Portfolios
Jr.         08543-9095                           Brothers Asset Management Inc. from 1992 to
            Age: 69                              1995; Chairman of Salomon Brothers Equity Mutual
                                                 Funds from 1992 to 1995; regular columnist with
                                                 Forbes Magazine from 1992 to 2002; Director of
                                                 Stock Research and U.S. Equity Strategist at Salomon
                                                 Brothers Inc. from 1975 to 1991; Trustee, Commonfund
                                                 from 1980 to 2001.
            ------------------------------------------------------------------------------------------------------------------------
            * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Co-Chairman of the Board of Directors and the Audit Committee.


  MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006       29




                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served      Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1997 to     Managing Director of MLIM and FAM since 2006 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present     First Vice President of MLIM and FAM from 1997 to 2005; Senior Vice President
            08543-9011     and          and 1999    and Treasurer of Princeton Services since 1999 and Director since 2004; Vice
            Age: 46        Treasurer    to present  President of FAM Distributors, Inc. ("FAMD") since 1999 and Director since 2004;
                                                    Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since
                                                    2004.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior Vice  2002 to     Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000;
Jacob       Princeton, NJ  President    present     Director of MLIM from 1997 to 2000.
            08543-9011
            Age: 55
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior Vice  2002 to     Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000;
Loffredo    Princeton, NJ  President    present     Director of MLIM from 1997 to 2000.
            08543-9011
            Age: 42
------------------------------------------------------------------------------------------------------------------------------------
Walter C.   P.O. Box 9011  Vice         1997 to     Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2003;
O'Connor    Princeton, NJ  President    present     Director of MLIM from 2000 to 2003; Vice President of MLIM from 1993 to 2000.
            08543-9011
            Age: 44
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to     Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
Hiller      Princeton, NJ  Compliance   present     and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
            08543-9011     Officer                  Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
            Age: 54                                 Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                                    Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                    Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                    Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                    Securities and Exchange Commission's Division of Enforcement in Washington, D.C.
                                                    from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to     Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999
Pellegrino  Princeton, NJ               present     to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
            08543-9011                              and Princeton since 2004.
            Age: 46
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian
The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent
Common Stock:
The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286


Preferred Stock:
The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol
MUC

--------------------------------------------------------------------------------
Effective April 13, 2007, Jeffrey Hiller resigned his position as Chief Compliance Officer of the Fund. Also effective April 13, 2007, Karen Clark was appointed Chief Compliance Officer of the Fund. Ms. Clark has been a Managing Director of BlackRock, Inc. since 2007. She was a Director thereof from 2005 to 2007. Prior to that, Ms. Clark was a principal and senior compliance officer at State Street Global Advisors from 2001 to 2005. Ms. Clark was a principal consultant with PricewaterhouseCoopers, LLP from 1998 to 2001. From 1993 to 1998, Ms. Clark was Branch Chief, Division of Investment Management and Office of Compliance Inspections and Examinations, with the U.S. Securities and Exchange Commission.
--------------------------------------------------------------------------------


30       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006

Proxy Results

During the six-month period ended June 30, 2006, MuniHoldings California Insured Fund, Inc.`s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------
                                                   Shares Voted  Shares Withheld
                                                       For         From Voting
--------------------------------------------------------------------------------
To elect the Fund's
Directors:                 Robert C. Doll, Jr.      39,136,850      1,051,403
                           James H. Bodurtha        39,129,319      1,058,934
                           Kenneth A. Froot         39,134,387      1,053,866
                           Joe Grills               39,112,499      1,075,754
                           Roberta Cooper Ramo      39,129,569      1,058,684
--------------------------------------------------------------------------------

During the six-month period ended June 30, 2006, MuniHoldings California Insured Fund, Inc.'s Preferred Stock shareholders (Series A-E) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. The description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------
                                                   Shares Voted  Shares Withheld
                                                       For         From Voting
--------------------------------------------------------------------------------
To elect the Fund's Board of Directors:
     Robert C. Doll, Jr., James H. Bodurtha,
     Kenneth A. Froot, Joe Grills,
     Herbert I. London,  Roberta Cooper
     Ramo and Robert S. Salomon, Jr.                  12,106           9
--------------------------------------------------------------------------------

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


  MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.              JUNE 30, 2006       31

[LOGO] Merrill Lynch Investment Managers www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com

MuniHoldings California Insured Fund, Inc. seeks to provide shareholders with current income exempt from federal and California income taxes. The Fund seeks to achieve this objective by investing primarily in a portfolio of long-term investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings California Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniHoldings California Insured Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                 #HOLDCA -- 6/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Robert S. Salomon, Jr., and
(3) Stephen B. Swensrud (retired as of December 31, 2005).

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -             Fiscal Year Ending June 30, 2006 - $32,500
                                      Fiscal Year Ending June 30, 2005 - $32,000

         (b) Audit-Related Fees -     Fiscal Year Ending June 30, 2006 - $3,500
                                      Fiscal Year Ending June 30, 2005 - $3,500

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -               Fiscal Year Ending June 30, 2006 - $6,000
                                      Fiscal Year Ending June 30, 2005 - $5,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -         Fiscal Year Ending June 30, 2006 - $0
                                      Fiscal Year Ending June 30, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending June 30, 2006 - $2,909,800
             Fiscal Year Ending June 30, 2005 - $8,181,305

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         James H. Bodurtha
         Kenneth A. Froot
         Joe Grills
         Herbert I. London
         Roberta Cooper Ramo
         Robert S. Salomon, Jr.
         Stephen B. Swensrud (retired as of December 31, 2005)

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of June 30, 2006.

            (a)(1) Mr. Walter C. O'Connor is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Mr. O'Connor has been a Managing Director (Municipal Tax-Exempt) of MLIM since 2004, a Director (Municipal Tax-Exempt) of MLIM from 1997 to 2004 and a Vice President of MLIM from 1993 to 1997 and has over 13 years of experience investing in Municipal Bonds as a portfolio manager on behalf of registered investment companies. He has been the portfolio manager and Vice President of the Fund since 1997.

            (a)(2) As of June 30, 2006:

                                                                                         (iii) Number of Other Accounts and
                                         (ii) Number of Other Accounts Managed             Assets for Which Advisory Fee is
                                              and Assets by Account Type                          Performance-Based
                                      Other                                              Other
                                    Registered     Other Pooled                        Registered     Other Pooled
            (i) Name of             Investment      Investment          Other          Investment      Investment         Other
            Portfolio Manager       Companies        Vehicles         Accounts         Companies        Vehicles         Accounts
                                    ----------                                         ----------
            Walter C. O'Connor                4                0                0                0                0                0
                                 $3,110,910,754   $            0   $            0   $            0   $            0   $            0

            (iv) Potential Material Conflicts of Interest

            Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

            Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

            To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

            In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

            (a)(3) As of June 30, 2006:

      Portfolio Manager Compensation

      The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser, is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

      Compensation Program

      The elements of total compensation for MLIM and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

      Base Salary

      Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

      Performance-Based Compensation

      MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, MLIM and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. MLIM's formulaic portfolio manager compensation program includes: investment performance relative to a subset of general closed-end, California insured municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster ML & Co.'s principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

      Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

      Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of ML & Co. stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future ML & Co. stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the ML & Co. shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect ML & Co.'s reputation for integrity.

      Other Compensation Programs

      Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

      Other Benefits

      Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of ML & Co. and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

            (a)(4) Beneficial Ownership of Securities. As of June 30, 2006, Mr.
                   O'Connor does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The Registrant's principal executive and principal financial officers have evaluated the Registrant's disclosure controls and procedures, including internal control over financial reporting, within 90 days of this filing. Such principal officers have concluded that as of May 18, 2007, the Registrant's disclosure controls and procedures were effective in design and operation to reasonably ensure that information required to be disclosed by the Registrant in this Form N-CSR/A was recorded, processed, summarized, and reported within the required time periods, and were sufficient to form the basis of the certifications required by Rule 30a-(2) of the Investment Company Act of 1940, as amended. Prior to reaching that conclusion, such principal officers had become aware of matters relating to the Registrant's participation in certain inverse floater structures that necessitated restatement of financial information included in Item 1 of this filing. As a result, management of the Registrant had reevaluated certain disclosure controls and procedures determined not to be effective, as discussed more fully below.

          Management of the Registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The Registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a registrant's assets that could have a material effect on the financial statements.

          Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

          A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

          Subsequent to the initial filing of the Registrant's Form N-CSR, the Registrant identified the following control deficiency, that was determined to be a material weakness, as defined above, in the Registrant's internal control over financial reporting at June 30, 2006. The Registrant's controls related to the review and analysis of relevant terms and conditions of transfers of certain assets pertaining to inverse floater structures were not operating effectively to appropriately determine whether the transfers of assets qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"). As a result, these controls did not detect that certain transfers were not appropriately recorded as borrowings. Accordingly, the Registrant's financial statements as of and for the period ended June 30, 2006, including prior periods where applicable, were restated to appropriately reflect transfers of such securities as secured borrowings and to report the related income and expense. The restatement had no impact on net assets, net asset value per share or total return.

          Subsequent to June 30, 2006, but prior to the evaluation of the design and operation of the Registrant's disclosure controls and procedures at May 18, 2007, the Registrant's disclosure controls and procedures were modified to enhance the review and analysis of the relevant terms and conditions of transfers of securities in connection with inverse floater structures in light of SFAS 140.

11(b) - There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second half of the Registrant's fiscal year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, as discussed above, subsequent to June 30, 2006, the Registrant has enhanced controls related to the application of SFAS 140.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings California Insured Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ----------------------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniHoldings California Insured Fund, Inc.

Date: June 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ----------------------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniHoldings California Insured Fund, Inc.

Date: June 7, 2007


By: /s/ Donald C. Burke
    ----------------------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock MuniHoldings California Insured Fund, Inc.

Date: June 7, 2007